SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2007 (March 30, 2007)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. Unregistered Sales of Equity Securities

On November 30, 2006, pursuant to the terms of a consulting contract with The Investor Relations Group (“IRG”), the Company issued IRG 8,334 shares of common stock and warrants to purchase 8,334 shares of common stock. The conversion price for these warrants is $.70 per share and the warrants expire on November 30, 2010. The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for its exemption from registration of these issuances. The investor in the issuance was an accredited investor.

On December 1, 2006, the Company issued to Bio Business Science and Development, LTDA, warrants to purchase 41,417 shares of common stock. The exercise price of these warrants is $0.81 per share. The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for its exemption from registration of this issuance. The investor in the issuance was an accredited investor.

On December 27, 2006, Avi Pelossof exercised warrants to purchase 100,000 shares of common stock. The exercise price was $0.60 per share and the Company received $60,000 in cash for this exercise. The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for its exemption from registration of this issuance. The investor in this issuance was an accredited investor.

On January 2, 2007, as payment of dividends on the series B preferred stock, the Company issued 345,579 shares of common stock to holders of the series B preferred stock. No cash was exchanged in this issuance. The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for its exemption from registration of this issuance. Each of the recipients of the dividends was an accredited investor.

On January 19, 2007, Avi Pelossof exercised warrants to purchase 50,000 shares of common stock. The exercise price was $0.62 per share and the Company received $31,000 in cash for this exercise. The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for its exemption from registration of this issuance. The investor in this issuance was an accredited investor.

On March 19, 2007, the Company issued an option to acquire 36,000 shares of common stock to one of the Company’s non-employee directors: Dr. Gary Meller. The exercise price of the option is $0.62 per share, and the option vests in three equal annual installments beginning on March 19, 2007. Each option expires on March 19, 2012. The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for its exemption from registration of this issuance. Dr. Meller is an accredited investor.

ITEM 7.01. Regulation FD Disclosures

On March 29, 2007, the Company issued a press release titled “Chembio Reports Fourth Quarter and Full-Year 2006 Results” included herein as Exhibit 99.1.

On March 30, 2007, the Company issued a press release titled “Chembio to Host Conference Call to Discuss Financial Results for 2006” included herein as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits

Exhibits.

99.1	Press Release titled “Chembio Reports Fourth Quarter and Full-Year 2006 Results” issued March 29, 2007.

99.2	Press Release titled “Chembio to Host Conference Call to Discuss Financial Results for 2006” issued March 30, 2007.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01, and Exhibits 99.1 and 99.2 attached to, this current report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This current report on Form 8-K does not constitute a determination of whether any information included herein is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2007   Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer